Schedule of Investments PIMCO Income Strategy Fund	April 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 142.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 25.0%
AAdvantage Loyalty IP Ltd. 5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$700	$713
AP Core Holdings II, LLC 6.264% (LIBOR03M + 5.500%) due 09/01/2027 ~		5,150	5,136
Caesars Resort Collection LLC 3.514% (LIBOR03M + 2.750%) due 12/23/2024 ~		6,304	6,282
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	1,191	1,245
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$563	555
Emerald TopCo, Inc. 4.264% - 3.957% (LIBOR03M + 3.500%) due 07/24/2026 ~		54	53
Encina Private Credit LLC TBD% - 4.988% (LIBOR03M + 3.988%) due 11/30/2025 «~µ		3,945	3,945
Envision Healthcare Corp.
TBD% due 07/01/2022 µ		4,800	4,764
4.514% (LIBOR03M + 3.750%) due 10/10/2025 ~		12,480	7,696
Fly Funding SARL 7.012% (LIBOR03M + 6.000%) due 10/08/2025 ~		2,338	2,345
Forbes Energy Services LLC TBD% due 06/30/2022 «		193	0
Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		3,430	3,433
8.750% due 10/18/2027	CAD	748	584
Intelsat Jackson Holdings SA 4.920% due 02/01/2029		$2,463	2,394
Lealand Finance Co. BV 1.457% (LIBOR03M + 1.000%) due 06/30/2025 ~		184	97
3.457% (LIBOR03M + 3.000%) due 06/28/2024 «~		40	27
MPH Acquisition Holdings LLC 4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		3,483	3,353
Promotora de Informaciones SA
5.250% (EUR003M + 4.250%) due 12/31/2026 ~	EUR	2,355	2,372
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		751	751
PUG LLC
4.264% (LIBOR03M + 3.500%) due 02/12/2027 ~		$880	861
5.014% (LIBOR03M + 4.250%) due 02/12/2027 «~		1,194	1,185
Redstone Holdco 2 LP 5.934% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,383	1,334
Rising Tide Holdings, Inc. 5.514% (LIBOR03M + 4.750%) due 06/01/2028 ~		596	574
Sasol Ltd. TBD% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,440	2,398
Sequa Mezzanine Holdings LLC 11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		42	42
SkyMiles IP Ltd. 4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,800	1,862
Steenbok Lux Finco 2 SARL TBD% (EUR003M) due 12/29/2022 ~	EUR	6,756	6,120
Syniverse Holdings, Inc.
6.038% (LIBOR03M + 5.000%) due 03/09/2023 ~		$7,474	7,410
10.038% (LIBOR03M + 9.000%) due 03/11/2024 ~		783	765
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		6,504	6,112
Telemar Norte Leste SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		4,415	1,854
U.S. Renal Care, Inc. 6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		2,189	2,018
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,800	1,795
Westmoreland Mining Holdings LLC TBD% due 03/15/2029		2,325	1,174
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,360	1,360

Total Loan Participations and Assignments (Cost $89,470)			82,609

CORPORATE BONDS & NOTES 64.7%
BANKING & FINANCE 15.3%
Ally Financial, Inc. 8.000% due 11/01/2031 (n)		135	158

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (n)		2,400	2,091
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (n)	EUR	700	665
2.625% due 04/28/2025 (n)		3,774	3,742
3.625% due 09/24/2024 (n)		1,483	1,510
5.375% due 01/18/2028 •		1,211	818
8.000% due 01/22/2030 •(n)		1,441	1,028
8.500% due 09/10/2030 •(n)		1,138	834
10.500% due 07/23/2029 (n)		1,819	1,410
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	400	97
Barclays PLC
6.375% due 12/15/2025 •(j)(k)	GBP	600	760
7.125% due 06/15/2025 •(j)(k)		5,100	6,544
BOI Finance BV 7.500% due 02/16/2027	EUR	1,500	1,556
Claveau Re Ltd. 18.053% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$600	560
Cosaint Re Pte. Ltd. 10.053% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	402
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	199
7.500% due 12/11/2023 •(j)(k)		640	643
7.500% due 12/11/2023 •(j)(k)(n)		3,200	3,213
GSPA Monetization Trust 6.422% due 10/09/2029		1,314	1,313
HSBC Holdings PLC 6.000% due 09/29/2023 •(j)(k)(n)	EUR	1,200	1,291
Lloyds Banking Group PLC 7.875% due 06/27/2029 •(j)(k)	GBP	2,482	3,444
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		$1,800	1,709
4.500% due 01/15/2028		1,280	1,268
Natwest Group PLC 8.000% due 08/10/2025 •(j)(k)		3,000	3,163
Sanders Re Ltd. 12.020% (SOFRRATE + 11.750%) due 04/09/2029 ~		714	715
Santander U.K. Group Holdings PLC 6.750% due 06/24/2024 •(j)(k)	GBP	2,850	3,640
Societe Generale SA 7.375% due 10/04/2023 •(j)(k)		$300	301
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	198	266
Uniti Group LP 6.000% due 01/15/2030 (n)		$4,468	3,732
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		3,865	3,590

			50,662

INDUSTRIALS 38.6%
Altice Financing SA 5.750% due 08/15/2029 (n)		1,105	933
Arches Buyer, Inc. 4.250% due 06/01/2028 (n)		700	623
Boeing Co.
5.705% due 05/01/2040		416	416
5.805% due 05/01/2050 (n)		540	541
5.930% due 05/01/2060 (n)		500	496
6.125% due 02/15/2033 (n)		885	933
Bombardier, Inc. 7.500% due 03/15/2025 (n)		2,871	2,789
Broadcom, Inc.
3.187% due 11/15/2036 (n)		36	28
4.150% due 11/15/2030 (n)		114	108
4.926% due 05/15/2037 (n)		153	143
Carvana Co. 10.250% due 05/01/2030 (c)		1,300	1,259
CGG SA
7.750% due 04/01/2027	EUR	1,300	1,379
8.750% due 04/01/2027 (n)		$1,944	1,932
Charter Communications Operating LLC
3.700% due 04/01/2051		100	71
3.850% due 04/01/2061 (n)		200	137
3.900% due 06/01/2052 (n)		2,900	2,097
4.400% due 12/01/2061 (n)		2,600	1,948
CommScope, Inc. 8.250% due 03/01/2027 (n)		3,590	3,056
Community Health Systems, Inc.
5.250% due 05/15/2030 (n)		2,100	1,844
8.000% due 03/15/2026 (n)		906	938
Coty, Inc. 3.875% due 04/15/2026	EUR	3,300	3,270
CVS Pass-Through Trust 7.507% due 01/10/2032 (n)		$347	400

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

DISH DBS Corp.
5.250% due 12/01/2026 (n)		2,220	2,042
5.750% due 12/01/2028 (n)		2,670	2,393
Envision Healthcare Corp. 8.750% due 10/15/2026		2,205	921
Exela Intermediate LLC 11.500% due 07/15/2026		42	16
Ferroglobe PLC 9.375% due 12/31/2025 (l)		1,357	1,394
Fertitta Entertainment LLC 6.750% due 01/15/2030 (n)		1,100	953
FMG Resources August 2006 Pty. Ltd. 6.125% due 04/15/2032		800	796
Ford Motor Co. 7.700% due 05/15/2097 (n)		7,435	8,078
Fresh Market, Inc. 9.750% due 05/01/2023 (n)		3,313	3,235
Frontier Communications Holdings LLC 6.000% due 01/15/2030 (n)		881	768
HCA, Inc. 7.500% due 11/15/2095 (n)		1,050	1,222
Hestia Re Ltd. 0.000% due 04/22/2025		469	470
Intelsat Jackson Holdings SA 6.500% due 03/15/2030		8,343	7,876
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	1,500	1,510
Las Vegas Sands Corp. 3.900% due 08/08/2029 (n)		$200	172
Melco Resorts Finance Ltd. 5.750% due 07/21/2028		800	676
NCL Corp. Ltd. 5.875% due 02/15/2027 (n)		1,222	1,166
New Albertsons LP 6.570% due 02/23/2028		2,800	3,176
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (n)		5,300	4,978
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (d)		725	819
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/30/2022 (h)(j)		450	2
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029	EUR	1,400	1,250
Petroleos Mexicanos
4.875% due 02/21/2028		556	536
6.700% due 02/16/2032 (n)		$869	750
6.750% due 09/21/2047 (n)		5,469	3,963
6.950% due 01/28/2060		150	109
7.690% due 01/23/2050		1,160	909
Sands China Ltd.
2.550% due 03/08/2027 (n)		400	339
3.100% due 03/08/2029 (n)		300	244
3.250% due 08/08/2031		200	154
5.400% due 08/08/2028 (n)		2,702	2,552
Schenck Process Holding GmbH 6.875% due 06/15/2023 (n)	EUR	200	211
Spirit AeroSystems, Inc. 3.950% due 06/15/2023 (n)		$1,557	1,520
Studio City Finance Ltd.
6.000% due 07/15/2025 (n)		1,000	845
6.500% due 01/15/2028 (n)		1,000	786
Syngenta Finance NV 5.676% due 04/24/2048 (n)		1,990	2,054
Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		970	957
5.750% due 09/30/2039 (n)		5,652	5,751
Transocean Pontus Ltd. 6.125% due 08/01/2025		1,243	1,223
Transocean, Inc.
7.250% due 11/01/2025		68	56
7.500% due 01/15/2026		56	46
8.000% due 02/01/2027		66	52
U.S. Renal Care, Inc. 10.625% due 07/15/2027 (n)		1,782	1,541
United Airlines, Inc. 4.625% due 04/15/2029 (n)		300	276
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (d)(n)		2,952	3,030
Vale Overseas Ltd. 6.875% due 11/21/2036 (n)		29	32
Vale SA 3.202% due 12/29/2049 «~(j)	BRL	60,000	5,604
Veritas U.S., Inc. 7.500% due 09/01/2025		$557	492
Viking Cruises Ltd. 13.000% due 05/15/2025 (n)		3,217	3,525

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

VOC Escrow Ltd. 5.000% due 02/15/2028 (n)		1,000	904
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 «(d)		13,505	13,965
Windstream Escrow LLC 7.750% due 08/15/2028 (n)		3,997	3,814
Wynn Macau Ltd.
5.500% due 01/15/2026 (n)		1,000	859
5.625% due 08/26/2028 (n)		500	399
ZipRecruiter, Inc. 5.000% due 01/15/2030 (n)		1,300	1,217

			127,969

UTILITIES 10.8%
DTEK Finance PLC (3.500% Cash and 3.500% PIK) 7.000% due 12/31/2027 (d)		2,089	512
Eskom Holdings SOC Ltd. 7.125% due 02/11/2025		1,200	1,150
NGD Holdings BV 6.750% due 12/31/2026		188	79
Northwestern Bell Telephone 7.750% due 05/01/2030 (n)		7,000	7,592
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		149	86
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		118	117
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		3,145	747
Oi SA 10.000% due 07/27/2025		5,862	4,683
Pacific Gas & Electric Co.
3.750% due 08/15/2042		10	7
4.000% due 12/01/2046 (n)		1,004	748
4.200% due 03/01/2029 (n)		900	842
4.300% due 03/15/2045		11	9
4.450% due 04/15/2042 (n)		322	261
4.500% due 07/01/2040 (n)		939	771
4.500% due 12/15/2041		10	8
4.550% due 07/01/2030 (n)		1,877	1,742
4.600% due 06/15/2043		8	6
4.750% due 02/15/2044 (n)		2,810	2,313
4.950% due 07/01/2050 (n)		2,360	1,973
Peru LNG Srl 5.375% due 03/22/2030		4,372	3,766
Petrobras Global Finance BV 6.625% due 01/16/2034	GBP	100	126
Rio Oil Finance Trust 9.250% due 07/06/2024 (n)		$1,487	1,556
Talen Energy Supply LLC
7.250% due 05/15/2027 (n)		3,864	3,705
7.625% due 06/01/2028		1,950	1,872
Transocean Poseidon Ltd. 6.875% due 02/01/2027 (n)		1,082	1,042

			35,713

Total Corporate Bonds & Notes (Cost $231,070)			214,344

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,376

Total Convertible Bonds & Notes (Cost $1,600)			1,376

MUNICIPAL BONDS & NOTES 2.4%
ILLINOIS 1.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040		4,200	4,917
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		45	48

			4,965

PUERTO RICO 0.2%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043		333	174
Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (h)		86	49
4.000% due 07/01/2033		67	62
4.000% due 07/01/2035		60	56
4.000% due 07/01/2037		51	46

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

4.000% due 07/01/2041		70	63
4.000% due 07/01/2046		73	64
Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (h)		34	31
5.250% due 07/01/2023		74	75

			620

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		370	370

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (h)		21,900	1,985

Total Municipal Bonds & Notes (Cost $7,259)			7,940

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)		1,936	223
4.000% due 11/25/2042 (a)		890	126
5.382% due 02/25/2049 •(a)		352	42
6.418% due 07/25/2029 •		570	631
13.635% due 12/25/2040 ~		132	138
Freddie Mac
0.000% due 02/25/2046 (b)(h)		560	471
0.100% due 02/25/2046 (a)		560	0
0.700% due 11/25/2055 ~(a)		16,406	1,210
3.000% due 11/15/2033 (a)		1,427	103
6.146% due 11/25/2055 «~		3,893	2,414
8.218% due 12/25/2027 •		1,482	1,488
9.090% due 11/15/2040 •		127	119
11.418% due 03/25/2025 •		158	160

Total U.S. Government Agencies (Cost $7,442)			7,125

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%
Banc of America Funding Trust 6.000% due 08/25/2036 ^		441	422
BCAP LLC Trust
0.000% due 06/26/2036 ~		35	26
2.904% due 03/27/2036 ~		709	558
4.777% due 03/26/2037 þ		319	449
Bear Stearns ALT-A Trust
0.988% due 06/25/2046 ^~		952	873
2.910% due 11/25/2036 ^~		148	93
3.035% due 09/25/2035 ^~		134	92
3.112% due 09/25/2047 ^~		1,931	1,189
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ		75	75
CD Mortgage Trust 5.688% due 10/15/2048		174	159
Chase Mortgage Finance Trust
2.977% due 12/25/2035 ^~		2	2
6.000% due 02/25/2037 ^		303	157
6.000% due 07/25/2037 ^		209	120
6.250% due 10/25/2036 ^		560	320
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		5	5
Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~		211	35
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		785	553
6.000% due 08/25/2037 ^~		373	254
Countrywide Alternative Loan Trust
1.018% due 05/25/2037 ^~		118	47
2.812% due 04/25/2036 ^~		215	191
5.500% due 03/25/2035		101	55
5.500% due 12/25/2035 ^		905	586
5.750% due 01/25/2035		71	69
6.000% due 02/25/2035		133	119
6.000% due 08/25/2036 ^•		132	94
6.000% due 04/25/2037 ^		372	214
6.250% due 11/25/2036 ^		231	196
6.250% due 12/25/2036 ^•		649	354
6.500% due 08/25/2036 ^		189	85
Countrywide Home Loan Mortgage Pass-Through Trust
2.505% due 02/20/2035 ~		2	2
5.500% due 10/25/2035 ^		174	127
6.250% due 09/25/2036 ^		161	82
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2.618% due 06/25/2034 •		2,030	2,045
Eurosail-UK PLC 5.022% due 06/13/2045 •	GBP	239	289

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Freddie Mac 8.089% due 11/25/2041 •		$1,900	1,805
GSR Mortgage Loan Trust 6.000% due 02/25/2036 ^		1,078	597
HarborView Mortgage Loan Trust
1.274% due 01/19/2035 •		39	38
2.698% due 07/19/2035 ^~		15	12
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,622	726
Jackson Park Trust 3.350% due 10/14/2039 ~		1,033	816
JP Morgan Alternative Loan Trust
2.734% due 03/25/2036 ^~		458	402
3.341% due 03/25/2037 ^~		394	408
JP Morgan Mortgage Trust
2.601% due 01/25/2037 ^~		97	85
2.697% due 02/25/2036 ^~		96	78
LB-UBS Commercial Mortgage Trust 5.407% due 11/15/2038 ^		54	35
Lehman XS Trust 1.108% due 06/25/2047 •		493	467
Merrill Lynch Mortgage Investors Trust 2.640% due 03/25/2036 ^~		594	363
Morgan Stanley Capital Trust 4.904% due 11/15/2034 ~		1,200	1,139
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ^~		2,178	814
Natixis Commercial Mortgage Securities Trust 2.805% due 11/15/2034 •		1,065	1,019
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		374	191
6.000% due 07/25/2037 ^		622	305
6.250% due 09/25/2037 ^		1,170	597
Residential Funding Mortgage Securities, Inc. Trust
4.315% due 08/25/2036 ^~		55	50
6.000% due 09/25/2036 ^		52	46
6.000% due 06/25/2037 ^		679	618
Structured Adjustable Rate Mortgage Loan Trust
2.880% due 11/25/2036 ^~		432	400
2.906% due 01/25/2036 ^~		472	332
SunTrust Adjustable Rate Mortgage Loan Trust
2.279% due 04/25/2037 ^~		244	158
2.306% due 02/25/2037 ^~		49	45
WaMu Mortgage Pass-Through Certificates Trust
1.642% due 12/25/2046 •		178	178
3.127% due 02/25/2037 ^~		143	139
3.330% due 10/25/2036 ^~		214	205
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037 ^		19	18

Total Non-Agency Mortgage-Backed Securities (Cost $23,515)			22,023

ASSET-BACKED SECURITIES 8.6%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	1,023
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	1,077
Argent Securities Trust 1.048% due 03/25/2036 •		6,202	3,989
Asset-Backed Funding Certificates Trust 0.818% due 10/25/2036 •		2,204	2,164
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	840
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036 ^		$210	125
Belle Haven ABS CDO Ltd. 1.212% due 07/05/2046 •		85,896	145
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	478
0.000% due 10/22/2031 ~		1,000	285
Citigroup Mortgage Loan Trust 0.818% due 12/25/2036 •		2,856	1,337
Dryden Senior Loan Fund 0.000% due 07/17/2031 ~		5,689	3,951
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		4	261
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	144
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$2,700	1,185
Lehman XS Trust 6.790% due 06/24/2046 þ		388	413
Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	563
0.000% due 03/15/2030 «(h)		3	265

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Merrill Lynch Mortgage Investors Trust 0.988% due 04/25/2037 •		197	127
Morgan Stanley Mortgage Loan Trust
0.908% due 04/25/2037 •		2,630	959
6.250% due 02/25/2037 ^~		221	125
Residential Asset Mortgage Products Trust 1.228% due 09/25/2036 •		126	121
Securitized Asset-Backed Receivables LLC Trust 0.948% due 05/25/2036 •		4,241	2,644
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,107
SLM Student Loan Trust 0.000% due 01/25/2042 «(h)		2	738
Sofi Professional Loan Program LLC 0.000% due 05/25/2040 (h)		2,100	283
0.000% due 09/25/2040 «(h)		846	136
South Coast Funding Ltd. 0.966% due 08/10/2038 •		5,452	567
Symphony CLO Ltd. 5.638% due 07/14/2026 •		1,000	994
Taberna Preferred Funding Ltd.
0.695% due 08/05/2036 •		144	129
0.695% due 08/05/2036 ^•		2,702	2,411

Total Asset-Backed Securities (Cost $43,801)			28,586

SOVEREIGN ISSUES 2.9%
Argentina Government International Bond
0.500% due 07/09/2030 þ		1,927	544
1.000% due 07/09/2029		366	118
1.125% due 07/09/2035 þ		2,099	583
1.125% due 07/09/2046 þ		115	33
1.400% due 03/25/2023	ARS	23,539	268
2.000% due 01/09/2038 þ		$6,188	2,228
2.500% due 07/09/2041 þ		2,872	965
15.500% due 10/17/2026	ARS	26,000	51
40.178% (BADLARPP) due 10/04/2022 ~		25	0
Egypt Government International Bond
5.625% due 04/16/2030	EUR	900	698
6.375% due 04/11/2031		382	305
7.500% due 02/16/2061		$900	605
Ghana Government International Bond
6.375% due 02/11/2027		300	205
7.875% due 02/11/2035		400	238
8.750% due 03/11/2061		200	116
Ivory Coast Government International Bond 6.625% due 03/22/2048	EUR	400	338
Provincia de Buenos Aires 47.632% due 04/12/2025	ARS	217,314	1,045
South Africa Government International Bond 7.300% due 04/20/2052		$1,300	1,221
Venezuela Government International Bond
6.000% due 12/09/2020		120	10
8.250% due 10/13/2024 ^(e)		12	1
9.250% due 09/15/2027 ^(e)		151	13

Total Sovereign Issues (Cost $16,491)			9,585

		SHARES
COMMON STOCKS 3.9%
COMMUNICATION SERVICES 0.7%
Clear Channel Outdoor Holdings, Inc. (f)		261,329	643
iHeartMedia, Inc. 'A' (f)		62,317	996
iHeartMedia, Inc. 'B' «(f)		48,387	696

			2,335

ENERGY 0.1%
Axis Energy Services 'A' «(f)(l)		1,253	19
Noble Corp. (f)(l)		10,196	325
Valaris Ltd. (f)		1,183	60

			404

FINANCIALS 1.1%
Intelsat SA «(f)(l)		113,460	3,475

INDUSTRIALS 2.0%
Neiman Marcus Group Ltd. LLC «(f)(l)		39,846	6,743
Noble Corp. «(f)		781	25
Voyager Aviation Holdings LLC «(f)		538	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Westmoreland Mining Holdings «(f)(l)		25,438	0

			6,768

MATERIALS 0.0%
Associated Materials Group, Inc. «(f)		55,999	0

Total Common Stocks (Cost $14,022)			12,982

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(f)		23,846	134

Total Rights (Cost $0)			134

WARRANTS 2.1%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		277	1

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		394,000	241

INFORMATION TECHNOLOGY 2.0%
Windstream Holdings LLC - Exp. 9/21/2055 «		272,031	6,621

Total Warrants (Cost $4,520)			6,863

PREFERRED SECURITIES 8.3%
FINANCIALS 3.3%
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(j)		35,000	34
Nationwide Building Society 10.250% (j)		16,350	3,505
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(j)		6,532,550	7,530

			11,069

INDUSTRIALS 5.0%
General Electric Co. 4.156% (US0003M + 3.330%) due 06/15/2022 ~(j)		127,000	120
Sequa Corp. (15.000% PIK) 15.000% «(d)		12,205	15,274
Voyager Aviation Holdings LLC 9.500% «		3,228	1,055

			16,449

Total Preferred Securities (Cost $21,188)			27,518

REAL ESTATE INVESTMENT TRUSTS 2.4%
REAL ESTATE 2.4%
CBL & Associates Properties, Inc.		9,309	273
Uniti Group, Inc.		133,286	1,651
VICI Properties, Inc.		202,347	6,032

Total Real Estate Investment Trusts (Cost $3,664)			7,956

SHORT-TERM INSTRUMENTS 12.6%
REPURCHASE AGREEMENTS (m) 0.7%			2,394

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (h)(i)	ARS	58,500	244

U.S. TREASURY BILLS 7.5%
0.597% due 06/09/2022 - 07/21/2022 (g)(h)(p)(r)		$25,000	24,976

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY CASH MANAGEMENT BILLS 4.3%
0.719% due 07/12/2022 - 08/23/2022 (g)(h)	14,400	14,373

Total Short-Term Instruments (Cost $41,996)		41,987

Total Investments in Securities (Cost $506,038)		471,028

Total Investments 142.2% (Cost $506,038)		$471,028
Financial Derivative Instruments (o)(q) 0.9%(Cost or Premiums, net $5,934)		3,166
Preferred Shares (13.6)%		(45,200)
Other Assets and Liabilities, net (29.5)%		(97,786)

Net Assets Applicable to Common Shareholders 100.0%		$331,208

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.
¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$19	$19	0.01%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 11/04/2021	1,378	1,394	0.42
Intelsat SA	06/19/2017 - 02/23/2022	7,942	3,475	1.05
Neiman Marcus Group Ltd. LLC	09/25/2020	1,307	6,743	2.04
Noble Corp.	02/05/2021 - 02/27/2021	137	326	0.10
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	733	0	0.00

$11,516	$11,957	3.62%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(m)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	0.010%	04/29/2022	05/02/2022	$2,394	U.S. Treasury Notes 0.625% due 08/15/2030	$(2,442)	$2,394	$2,394

Total Repurchase Agreements	$(2,442)	$2,394	$2,394

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BCY	0.560%	03/30/2022	05/13/2022	$(917)	$(917)
0.720	04/29/2022	05/09/2022	(1,538)	(1,538)
BOS	0.370	04/12/2022	05/06/2022	(329)	(329)
BPS	0.530	12/08/2021	05/12/2022	(1,252)	(1,255)
0.750	03/10/2022	05/13/2022	(2,711)	(2,714)
0.900	03/09/2022	06/09/2022	(1,443)	(1,445)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

0.900	03/23/2022	06/23/2022	(566)	(566)
0.920	03/07/2022	06/07/2022	(3,743)	(3,748)
0.920	04/04/2022	06/07/2022	(875)	(876)
0.920	04/29/2022	06/07/2022	(1,022)	(1,022)
1.430	03/22/2022	09/23/2022	(2,907)	(2,912)
1.430	03/30/2022	09/23/2022	(772)	(773)
1.430	04/01/2022	09/23/2022	(2,459)	(2,463)
1.990	04/27/2022	10/27/2022	(2,065)	(2,066)
BRC	(3.000)	02/14/2022	TBD(3)	EUR	(575)	(603)
(1.000)	02/18/2022	TBD(3)	(529)	(560)
0.560	02/07/2022	05/13/2022	(4,778)	(4,784)
0.720	03/03/2022	05/09/2022	(6,183)	(6,191)
0.870	03/08/2022	06/10/2022	(891)	(893)
0.870	03/10/2022	06/13/2022	(1,147)	(1,148)
0.950	03/30/2022	06/13/2022	(659)	(660)
BYR	0.880	03/25/2022	09/26/2022	(2,240)	(2,242)
CDC	0.430	01/27/2022	05/02/2022	(1,307)	(1,308)
0.450	02/03/2022	05/09/2022	(2,215)	(2,217)
0.800	03/30/2022	06/08/2022	(5,892)	(5,897)
0.800	04/07/2022	06/08/2022	(924)	(924)
1.110	03/18/2022	09/14/2022	(1,690)	(1,693)
1.150	03/07/2022	09/06/2022	(814)	(815)
1.150	03/14/2022	09/07/2022	(1,739)	(1,741)
1.230	04/14/2022	07/14/2022	(2,816)	(2,818)
1.350	05/02/2022	08/02/2022	(1,122)	(1,122)
1.590	04/01/2022	09/30/2022	(1,900)	(1,903)
IND	0.440	02/02/2022	05/06/2022	(7,790)	(7,798)
0.480	04/21/2022	05/09/2022	(847)	(848)
0.630	03/01/2022	06/02/2022	(7,697)	(7,706)
0.650	03/09/2022	06/09/2022	(394)	(394)
0.650	04/18/2022	06/09/2022	(266)	(266)
0.740	03/09/2022	06/09/2022	(700)	(701)
0.740	03/10/2022	06/10/2022	(1,027)	(1,028)
1.120	03/17/2022	09/15/2022	(5,890)	(5,898)
1.680	04/12/2022	10/11/2022	(4,257)	(4,261)
JML	(4.000)	02/16/2022	TBD(3)	EUR	(309)	(323)
(0.450)	02/11/2022	TBD(3)	(589)	(621)
(0.430)	03/07/2022	TBD(3)	(1,277)	(1,346)
(0.350)	01/17/2022	05/11/2022	(1,220)	(1,285)
(0.350)	03/07/2022	06/07/2022	(186)	(196)
MBC	(0.450)	02/11/2022	TBD(3)	(3,362)	(3,543)
RDR	0.730	03/04/2022	09/02/2022	$(1,710)	(1,712)
0.850	03/22/2022	05/24/2022	(1,273)	(1,274)
SOG	0.550	12/23/2021	05/04/2022	(4,134)	(4,142)
0.550	12/27/2021	05/04/2022	(594)	(595)
0.640	03/01/2022	05/03/2022	(1,494)	(1,496)
0.670	01/07/2022	07/06/2022	(825)	(827)
0.670	04/06/2022	07/08/2022	(3,851)	(3,853)
0.670	04/11/2022	07/06/2022	(837)	(837)
0.670	04/12/2022	07/08/2022	(1,261)	(1,261)
0.670	04/14/2022	07/06/2022	(126)	(126)
1.430	04/19/2022	07/25/2022	(579)	(580)
1.620	05/04/2022	08/04/2022	(4,022)	(4,022)
UBS	0.600	03/18/2022	TBD(3)	(473)	(473)

Total Reverse Repurchase Agreements	$(117,555)

(n)	Securities with an aggregate market value of $118,607 and cash of $5,766 have been pledged as collateral under the terms of master agreements as of April 30, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended April 30, 2022 was $(142,611) at a weighted average interest rate of 0.448%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.064%	$300	$(1)	$2	$1	$0	$(2)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.469	700	(3)	(1)	(4)	0	(6)
Bombardier, Inc.	5.000	Quarterly	06/20/2027	6.639	600	(17)	(17)	(34)	0	(5)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	6.122	EUR	200	14	(21)	(7)	0	(1)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	6.368		1,986	76	(171)	(95)	0	(7)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.121		1,700	(130)	(43)	(173)	0	(10)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.621		5,000	(548)	259	(289)	0	(35)

							$(609)	$8	$(601)	$0	$(66)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	11,200	$1,086	$372	$1,458	$67	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500	(3)	133	130	8	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		$25,500	12	290	302	7	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	(2,600)	(45)	0	(78)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(1,092)	(369)	0	(31)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		4,900	0	348	348	10	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		21,600	(75)	(1,257)	(1,332)	0	(45)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		2,730	0	201	201	6	0
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		10,900	(38)	(641)	(679)	0	(23)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		4,500	0	312	312	10	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		18,000	(68)	(969)	(1,037)	0	(38)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	(747)	(547)	0	(69)
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		15,100	0	1,361	1,361	38	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		16,100	0	1,496	1,496	40	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	(1,706)	442	0	(136)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		1,400	0	204	204	4	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031		7,000	(19)	(877)	(896)	0	(19)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		36,300	3,000	3,475	6,475	124	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		20,100	(318)	2,305	1,987	73	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	11,888	9,177	0	(271)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	513	490	19	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(19)	1,724	1,705	49	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	1,613	1,579	51	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	188	183	10	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	29,257	29,309	195	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(35)	62	0	(3)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	402	464	31	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	219	545	38	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	100	0	0	0	0	0

							$6,948	$46,377	$53,325	$780	$(713)

Total Swap Agreements							$6,339	$46,385	$52,724	$780	$(779)

(p)	Securities with an aggregate market value of $2,322 and cash of $11,346 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		05/2022			$302		EUR	277	$0		$(10)
		06/2022		PEN	812		$194		0		(16)
BPS		05/2022		CAD	732		577		7		0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

05/2022	EUR	668	728	24	0
05/2022	$627	EUR	574	0	(21)
08/2022	122	MXN	2,689	7	0
10/2022	568	PEN	2,318	26	0
BRC	06/2022 «	0	RUB	52	0	0
CBK	05/2022	EUR	1,877	$2,049	69	0
05/2022 «	$1	RUB	81	0	0
06/2022	213	PEN	812	0	(3)
06/2022 «	0	RUB	28	0	0
07/2022	PEN	132	$34	0	(1)
08/2022	690	171	0	(7)
10/2022	1,134	287	0	(3)
12/2022	812	209	3	0
12/2022	$324	PEN	1,357	22	0
03/2023	PEN	1,070	$277	6	0
DUB	05/2022	$19,195	GBP	15,256	0	(11)
06/2022	GBP	15,256	$19,195	11	0
08/2022 «	$0	RUB	1	0	0
10/2022 «	1	79	0	0
GLM	06/2022	MXN	681	$34	1	0
10/2022 «	$2	RUB	196	0	0
HUS	05/2022	GBP	153	$194	2	0
05/2022	$1,293	GBP	999	0	(37)
JPM	06/2022 «	0	RUB	34	0	0
MYI	05/2022	EUR	36,446	$40,620	2,171	0
05/2022	$40,466	EUR	38,140	0	(231)
06/2022	EUR	38,140	$40,518	232	0
SCX	05/2022	GBP	16,102	21,197	949	0
UAG	06/2022 «	$3	RUB	303	2	0

Total Forward Foreign Currency Contracts	$3,532	$(340)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.557%	$500	$(98)	$91	$0	$(7)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.557	700	(139)	130	0	(9)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.557	800	(166)	156	0	(10)
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	5.599	EUR	100	(2)	1	0	(1)

Total Swap Agreements	$(405)	$378	$0	$(27)

(r)

Securities with an aggregate market value of $80 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2022

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$73,199	$9,410	$82,609
Corporate Bonds & Notes
Banking & Finance	0	50,662	0	50,662
Industrials	0	108,399	19,570	127,969
Utilities	0	35,713	0	35,713
Convertible Bonds & Notes
Industrials	0	1,376	0	1,376
Municipal Bonds & Notes
Illinois	0	4,965	0	4,965
Puerto Rico	0	620	0	620
Virginia	0	370	0	370
West Virginia	0	1,985	0	1,985
U.S. Government Agencies	0	4,711	2,414	7,125
Non-Agency Mortgage-Backed Securities	0	22,023	0	22,023
Asset-Backed Securities	0	25,516	3,070	28,586
Sovereign Issues	0	9,585	0	9,585
Common Stocks
Communication Services	1,639	0	696	2,335
Energy	385	0	19	404
Financials	0	0	3,475	3,475
Industrials	0	25	6,743	6,768
Rights
Financials	0	0	134	134
Warrants
Financials	0	0	1	1
Industrials	0	0	241	241
Information Technology	0	0	6,621	6,621
Preferred Securities
Financials	0	11,069	0	11,069
Industrials	0	120	16,329	16,449
Real Estate Investment Trusts
Real Estate	7,956	0	0	7,956
Loan Participations and Assignments	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	2,394	0	2,394
Argentina Treasury Bills	0	244	0	244
U.S. Treasury Bills	0	24,976	0	24,976
U.S. Treasury Cash Management Bills	0	14,373	0	14,373

$9,980	$392,325	$68,723	$471,028

Total Investments	$9,980	$392,325	$68,723	$471,028

Short Sales, at Value - Liabilities
Loan Participations and Assignments	$0	$0	$0	$0

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	780	0	780
Over the counter	0	3,529	3	3,532

$0	$4,309	$3	$4,312
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(779)	0	(779)
Over the counter	0	(367)	0	(367)

$0	$(1,146)	$0	$(1,146)

Total Financial Derivative Instruments	$0	$3,163	$3	$3,166

Totals	$9,980	$395,488	$68,726	$474,194

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2022:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2022 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$16,013	$1,812	$(9,125)	$(4)	$69	$634	$1,185	$(1,174)	$9,410	$210
Corporate Bonds & Notes
Industrials	0	14,054	(32)	0	0	(88)	5,636	0	19,570	(88)
U.S. Government Agencies	2,415	0	(39)	6	13	19	0	0	2,414	17
Asset-Backed Securities	4,386	0	0	36	0	(1,069)	0	(283)	3,070	(1,015)
Common Stocks

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Communication Services	1,126	0	0	0	0	(430)	0	0	696	(429)
Energy	19	0	0	0	0	0	0	0	19	0
Financials	0	7,942	0	0	0	(4,467)	0	0	3,475	(4,467)
Industrials	4,384	0	0	0	0	2,359	0	0	6,743	2,360
Materials(2)	396	0	(385)	0	30	(41)	0	0	0	0
Rights
Financials	0	0	0	0	0	134	0	0	134	134
Warrants
Financials	0	2,353	0	0	(86)	(2,266)	0	0	1	(2,266)
Industrials	248	0	0	0	0	(7)	0	0	241	(7)
Information Technology	6,071	0	0	0	0	550	0	0	6,621	550
Preferred Securities
Industrials	13,020	0	0	0	0	3,309	0	0	16,329	3,138

	$48,078	$26,161	$(9,581)	$38	$26	$(1,363)	$6,821	$(1,457)	$68,723	$(1,863)
Financial Derivative Instruments – Assets
Over the counter	$0	$0	$0	$0	$0	$3	$0	$0	$3	$0

Totals	$48,078	$26,161	$(9,581)	$38	$26	$(1,360)	$6,821	$(1,457)	$68,726	$(1,863)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 04/30/2022	Valuation Technique			Unobservable Inputs			Input Value	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$1,854	Indicative Market Quotation			Broker Quote			42.000	—
		2,399	Reference Instrument			Yield			6.058	—
		1,212	Third Party Vendor			Broker Quote			67.500 - 99.250	98.538
		3,945	Waterfall Recoverability			Recovery Value			100.000	—
Corporate Bonds & Notes
Industrials		13,966	Discounted Cash Flow			Discount Rate			9.525	—
		5,604	Reference Instrument			Weighted Average		BRL	46.445	—
U.S. Government Agencies		2,414	Proxy Pricing			Base Price			62.000	—
Asset-Backed Securities		2,106	Discounted Cash Flow			Discount Rate			8.000 - 20.000	18.513
		964	Proxy Pricing			Base Price			16.109 - 9,579.880	7,829.335
Common Stocks
Communication Services		696	Stock Price w/Liquidity Discount			Liquidity Discount			10.000	—
Energy		19	Other Valuation Techniques(3)			—			—	—
Financials		3,475	Indicative Market Quotation			Broker Quote			$30.625	—
Industrials		6,743	Discounted Cash Flow			Discount Rate			10.500 - 17.700	10.500
Rights
Financials		134	Other Valuation Techniques(3)			—			—	—
Warrants
Financials		1	Other Valuation Techniques(3)			—			—	—
Industrials		241	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000	—
Information Technology		6,621	Comparable Companies / Discounted Cash Flow			EBITDA Multiple		X	3.875	—
Preferred Securities
Industrials		15,274	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000	—
		1,055	Comparable Companies / Discounted Cash Flow			Book Value Multiple / Discount Rate		X/%	0.304/20.180	—
Financial Derivative Instruments– Assets
Over the counter		3	Other Valuation Techniques(3)			—			—	—

Total		$68,726

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Sector type updated from Financials to Materials since prior fiscal year end.
(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"